UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT

2021 Annual Meeting Friday, June 25, 2021 10 a.m., Eastern time Virtual-only meeting Webcast registration access at viewproxy.com/Chembio/2021

Inside

CEO’s letter to stockholders

Information on four voting proposals:

Election of five directors

Amendment of 2019 Omnibus Incentive Plan

Ratification of appointment of independent auditor for 2021

Advisory vote on 2020 executive compensation

555 Wireless Boulevard Hauppauge, New York 11788

May 13 , 2021

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. to be held on Friday, June 25, 2021, at 10 a.m., Eastern time. In light of the public health risks attributable to the COVID-19 (Coronavirus) pandemic, this year’s Annual Meeting will be conducted virtually via live audio webcast. Each holder of common stock as of 5 p.m., Eastern time, on the record date of May 6, 2021, who registers by the deadline of 11:59 p.m., Eastern time, on June 22, 2021, at viewproxy.com/Chembio/2021 will be able to participate in the Annual Meeting via live webcast through the unique join link and password delivered to them after their registration. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.

During the Annual Meeting, stockholders will be asked to elect the all of the members of the board of directors, to approve the amendment of our 2019 Omnibus Incentive Plan, and to ratify the appointment of Ernst & Young LLP as our independent auditor for 2021. We also will be asking stockholders to approve, by an advisory vote, our 2020 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote). All of these matters are important, and we urge you to vote in favor of the election of each of the director nominees, the approval of the amendment of our 2019 Omnibus Incentive Plan, the ratification of the appointment of our independent auditor and the approval of our 2020 executive compensation.

We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement for the Annual Meeting and our 2020 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.

It is important that you vote your shares of common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt attention.

The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.

Sincerely,

Richard L. Eberly

Chief Executive Officer and President

Notice of 2021 Annual Meeting of Stockholders

To Stockholders of Chembio Diagnostics, Inc.:

The board of directors is soliciting proxies for use at the Chembio Diagnostics, Inc. 2021 Annual Meeting of Stockholders. You are receiving the enclosed Proxy Statement because you were a holder of common stock as of 5 p.m., Eastern time, on the record date of May 6, 2021, and therefore are entitled to vote at the Annual Meeting. The Annual Meeting will be held to vote upon:

In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of common stock is entitled to one vote for each director position and other proposal.

In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet instead of mailing printed copies. We are mailing to stockholders, commencing on or about May 13 , 2021, a Notice of Internet Availability of Proxy Materials to provide:

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directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;

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instructions for requesting copies of proxy materials in printed form or by email, at no charge; and

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a control number for use in submitting proxies.

By Order of the Board of Directors,

Neil A. Goldman

Secretary

May 13 , 2021

When Friday, June 25, 2021 10 a.m., Eastern time Where Webcast only Registration access at viewproxy.com/Chembio/2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2021:

The Notice of 2021 Annual Meeting of Stockholders, the Proxy Statement, the 2020 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at:

www.viewproxy.com/Chembio/2021

How to Vote in Advance

Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability, proxy card or voting instruction form should be readily available.

555 Wireless Boulevard Hauppauge, New York 11788

Proxy Statement dated May 13 , 2021

2021 Annual Meeting of Stockholders

Chembio Diagnostics, Inc., a Nevada corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2021 Annual Meeting of Stockholders and any adjournments. Chembio Diagnostics, Inc. is providing these materials to the holders of record of its common stock, $0.01 par value per share, as of 5 p.m., Eastern time, on the record date of May 6, 2021 and is first making available or mailing the materials on or about May 13 , 2021. All stockholders are strongly encouraged to participate in the Annual Meeting.

The Annual Meeting is scheduled to be held as follows:

Date	Friday, June 25, 2021

Time	10 a.m., Eastern time

Webcast Registration Address	viewproxy.com/Chembio/2021

Your vote is important.

Please see the detailed information that follows in the Proxy Statement.

Contents

2021 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “Chembio,” and to “we,” “us,” “our” and similar terms, refer to Chembio Diagnostics, Inc.

Annual Meeting of Stockholders

Time and Date	10 a.m., Eastern time, on June 25, 2021
Meeting Webcast Registration Address	viewproxy.com/Chembio/2021
Record Date	5 p.m., Eastern time, on May 6, 2021
Voting	Stockholders will be entitled to one vote for each outstanding share of common stock they hold of record as of the record date.
Total Votes Per Proposal	20,244,554 votes, based on 20,244,554 shares of common stock outstanding as of the record date.
Registration Deadline	11:59 p.m., Eastern time, on June 22, 2021
Meeting Access	Stockholders that have registered by the registration deadline will be able to access the Annual Meeting by following the unique join link and entering the password that was delivered to them via email following their registration

Annual Meeting Agenda

Proposal	Board Recommendation
Election of directors	FOR each nominee
Approval of amendment of 2019 Omnibus Incentive Plan	FOR
Ratification of appointment of independent auditor for 2021	FOR
Advisory vote on 2020 executive compensation	FOR

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., Eastern time, on June 24, 2021	At the Annual Meeting on June 25, 2021
• Internet: From any web-enabled device at www.FCRVote.com/CEMI • Telephone: +1.866.402.3905 • Completed, signed and returned proxy card	• Internet: Register at viewproxy.com/Chembio/2021 prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021 and use the unique join link and password delivered after registration

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Election of Directors

We are asking stockholders to elect the following five director nominees, each of whom currently serves as a member of the board of directors.

		Director Since		Experience/	Independent		Committee
Name	Age		Occupation	Qualifications	Yes	No	Memberships

David W.K. Acheson	65	2020	President and Chief Executive Officer of The Acheson Group LLC	• Leadership • Policy/ Government • Industry	✓		• Audit • Nominating and Corporate Governance (Chair)

David W. Bespalko	65	2021	Founder and Chief Executive Officer of BMC Consulting	• Leadership • Governance • Industry	✓		• Audit • Compensation (Chair)

Katherine L. Davis (Chair of the Board)	64	2007	Owner of Davis Design Group LLC Financial Advisor to Mayor of Indianapolis	• Leadership • Governance • Policy/ Government	✓		• Audit • Compensation • Nominating and Corporate Governance

Richard L. Eberly	60	2020	Chief Executive Officer of Chembio Diagnostics, Inc.	• Industry • Leadership • Innovation		✓

John G. Potthoff	53	2018	Chief Executive Officer and Co-founder of Elligo Health Research	• Finance • Industry • Leadership	✓		• Audit (Chair) • Compensation • Nominating and Corporate Governance

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Board Representation

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Board Skills Matrix

	David W.K. Acheson	David W. Bespalko	Katherine L. Davis	Richard L. Eberly	John G. Potthoff
Senior leadership experience (CEO, President, CFO, etc.)	✓	✓	✓	✓	✓
Business development / M&A experience	✓	✓		✓	✓
Financial literacy	✓	✓	✓	✓	✓
Board experience (not CEMI)	✓		✓		✓
Diversity (Ethno-racial, sex, gender, age, etc.)			✓
Independence	✓	✓	✓		✓
Industry experience	✓			✓	✓
Global business experience	✓		✓	✓	✓
Manufacturing experience			✓	✓
Marketing / branding experience	✓	✓		✓	✓
Regulatory experience	✓	✓		✓	✓
Fundraising experience		✓		✓	✓
Education, training, certification	✓		✓	✓	✓

Board Governance Practices

Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Plurality
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Chair of the Board	Yes
Meetings:	Number of Board Meetings Held in 2020	30
	Directors Attending at Least 90% of Board Meetings in 2020	All
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2020	24
	Members Attending All Committee Meetings in 2020	All
Director Status:	Directors “Overboarded” per ISS or Glass Lewis Voting Guidelines	None
	Material Related-Party Transactions with Directors	None
	Family Relationships with Executive Officers or Other Directors	None
	Shares Pledged by Directors	None

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Approval of Amendment of 2019 Omnibus Incentive Plan

The board of directors has approved the amendment, subject to stockholder approval, of our 2019 Omnibus Incentive Plan to increase the number of shares of common stock reserved for grant by 2,250,000 from 2,400,000 to 4,650,000 and that would continue to allow up to all of the shares reserved under the plan to be granted as incentive stock options. As of May 6, 2021, a total of 292,222 shares of common stock remained available for grant under the plan. Please see the complete form of the proposed amended plan attached hereto as Appendix A. No other provisions of the plan are proposed to be amended. The following table recaps key provisions of the plan, after giving effect to the proposed amendment.

Key Amended Plan Provision	Summary Description
Shares reserved	Up to 4,650,000 shares of common stock, representing approximately 23 % of the fully diluted number of shares of common stock outstanding , would be available for grant.
Multiple award types	Various types of awards may be granted as compensation tools to motivate our workforce, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, and other types of share and cash-based awards.
Minimum vesting requirements

Awards must have a vesting period of at least one year, except that:

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up to five percent of the share pool can be granted without a minimum vesting period;

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awards may be accelerated due to a participant’s, retirement, death, disability or a change in control of the company, if such term was included in the award agreement.

Maximum award terms	Awards may have terms of up to ten years.
No repricing	Awards may not be repriced without stockholder approval.
No transferability	Awards generally may not be transferred, except by will or laws of descent and distribution.

Ratification of Appointment of Independent Auditor for 2021

We are asking stockholders to ratify the audit committee’s retention of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2021.

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Advisory Vote on 2020 Executive Compensation

In accordance with rules of the Securities and Exchange Commission or SEC, we are asking stockholders for an advisory vote — known as a “say-on-pay” vote — of the 2020 compensation of our “named executive officers” as set forth in the compensation tables, related narrative discussion and other disclosures under “Executive Compensation” in this Proxy Statement. The following table summarizes information concerning the compensation paid to our named executive officers for 2020 and 2019:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)		Total ($)

Richard L. Eberly	2020	$ 315,385	$ 158,333	$ 551,270	—	$ —		$1,024,988
Chief Executive Officer and President

Neil A. Goldman	2020	310,000	155,000	133,689	171,465	4,931	(4)	775,085
Executive Vice President and Chief Financial Officer	2019	319,039	23,767	—	—	4,130		347,026
Javan Esfandiari	2020	365,040	182,520	157,410	201,887	9,961	(5)	916,818
Executive Vice President and Chief Science and Technology Officer	2019	373,299	27,983	—	—	8,697		410,009
John J. Sperzel III(6)	2020	—	—	—	—	989,519	(7)	989,519
Former Chief Executive Officer and President	2019	463,846	—	2,175,000	—	—		2,638,877
(1)	Reflects the aggregate grant date fair value of any restricted stock units and stock options granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive Plans to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. This amount does not reflect the actual economic value that will ultimately be realized by any named executive officer.
(2)	Consists of (a) in the case of Messrs. Goldman and Esfandiari, a performance stock unit award that may vest on December 31, 2022, depending on the total shareholder return of our company as compared to that of certain peer companies and subject to continued service through the vesting date, and (b) in the case of Mr. Eberly, restricted stock units granted pursuant to his employment agreement that vest over three years, with one-third vesting on each of March 16, 2021, 2022 and 2023, subject to continued service through each vesting date.
(3)	Consists of option awards exercisable for common stock. The option awards are scheduled to vest and become exercisable over three years, with one-third vesting on each of March 16, 2021, 2022 and 2023, subject to continued service through each vesting date.
(4)	Consists of matching contributions to 401(k) plan.
(5)	Consists of matching contributions to 401(k) plan and automobile allowance.
(6)	Mr. Sperzel resigned as our Chief Executive Officer and President effective January 3, 2020. For additional information, including severance benefits paid to Mr. Sperzel, see “Executive Compensation—Employment Agreements” below.
(7)	Consists of a severance payment over twelve months pursuant to Mr. Sperzel’s Separation and Release Agreement. For additional information, see “Executive Compensation—Employment Agreements” below.

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Participation in the Virtual Annual Meeting

The board of directors considers the appropriate format of our annual meetings of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets as well as laptop and desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the public health risks attributable to the COVID-19 (Coronavirus) pandemic. The virtual format allows stockholders to submit questions and comments during the Annual Meeting.

Participation in the Annual Meeting, including listening, voting shares and submitting questions, will be limited to registered stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit viewproxy.com/Chembio/2021 and register to attend the Annual Meeting prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021. Upon completing registration, each stockholder will receive further instructions via email, including a unique join link and a password that will allow them to access the Annual Meeting. Stockholders should be sure to follow the instructions on their proxy cards and subsequent instructions that will be delivered via email. Stockholders and proxyholders who intend to vote at the meeting will need to enter the virtual control number included on their Notice of Internet Availability of Proxy Materials or proxy card. Stockholders who hold their shares in street name and who wish participate in the Annual Meeting must provide, at registration, their legal proxy obtained from the broker, bank or other organization that holds their shares. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at viewproxy.com/Chembio/2021. On the day of the Annual Meeting, stockholders who hold their shares in street name may only vote during the meeting by e-mailing a copy of their legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Stockholders who have registered prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021, at viewproxy.com/Chembio/2021 will be able to participate in the Annual Meeting via live webcast through the unique join link and password delivered to them after their registration. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to the stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2021 Annual Meeting of Stockholders Rules of Conduct and Procedures, a copy of which is attached hereto as Appendix B. Any material changes or updates to the 2021 Rules of Conduct and Procedures will be posted on our website and disclosed in a Current Report on Form 8-K filed with the SEC.

Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing throughout the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should contact technical support via email at virtualmeeting@viewproxy.com or via telephone at +1.866.612.8937.

We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at chembio.com/investors/investor-relations until our 2022 annual meeting of stockholders. This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from Alliance Advisors, LLC, or Alliance. The Alliance platform is expected to accommodate most, if not all, stockholders. Both we and Alliance will test the platform technology before going “live” for the Annual Meeting.

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Questions and Answers About the Annual Meeting

Q:	When and where will the Annual Meeting be held?

A:	In light of the public health risks attributable to the COVID-19 pandemic, this year the Annual Meeting of Stockholders of Chembio Diagnostics, Inc., will again be held exclusively by webcast beginning at 10 a.m., Eastern time, on Friday, June 25, 2021. In order to attend the Annual Meeting, you must register in advance at viewproxy.com/Chembio/2021 prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email.

Q:	Who may join the Annual Meeting?

A:	Participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit viewproxy.com/Chembio/2021 and register to attend the Annual Meeting prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. Stockholders and proxyholders that intend to vote at the meeting will need to enter the virtual control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.

Q:	How do I register and attend the Annual Meeting?

A:	You must register in advance to attend the Annual Meeting virtually by visiting viewproxy.com/Chembio/2021 prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021. You will need to enter your name, phone number, mailing address as it appears on your proxy card and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation. If you wish to vote your shares electronically at the Annual Meeting, you will need your virtual control number included on your Notice of Internet Availability of Proxy Materials or proxy card.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?

A:	We are furnishing you and other stockholders of record with the following proxy materials:

•	our 2020 Annual Report to Stockholders, which we refer to as the 2020 Annual Report and which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended (including our audited consolidated financial statements for 2019 and 2020);

•	this Proxy Statement for the 2021 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders and a Notice of 2021 Annual Meeting of Stockholders; and

•	a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies.

These materials were first mailed to stockholders, and made available on the Internet, on or about May 13 , 2021.

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If, in accordance with the instructions provided in the Notice of Internet Availability, you request a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2020 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a pre-addressed envelope to be used to return the completed proxy card. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2020 Annual Report and this Proxy Statement.

Q:	Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?

A:	In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

Q:	Are the proxy materials available via the Internet?

A:	You can access and review the proxy materials for the Annual Meeting at www.chembio.com/investors/proxy. In order to submit your proxies, however, you will need to refer to the Notice of Internet Availability sent to you with this Proxy Statement or a proxy card mailed to you upon your request to obtain your control number and other personal information needed to vote by proxy or in person.

Q:	What is a proxy?

A:	The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting. Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the Proxy Committee, which means you will authorize the Proxy Committee to vote your shares at the Annual Meeting in the way you instruct. The Proxy Committee consists of Richard L. Eberly and Neil A. Goldman. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	Proposal	Election of the following five director nominees:

		•	David W.K. Acheson	•	David W. Bespalko	•	Katherine L. Davis
		•	Richard L. Eberly	•	John G. Potthoff

	Proposal	Approval of the amendment of our 2019 Omnibus Incentive Plan

	Proposal	Ratification of the appointment of our independent auditor for 2021

	Proposal	Approval, as an advisory vote, of 2020 executive compensation disclosed in this Proxy Statement

Q:	Who can vote at the Annual Meeting?

A:	Stockholders of record of common stock at 5 p.m., Eastern time, on May 6, 2021, the record date, who have registered by the deadline of 11:59 p.m., Eastern time, on June 22, 2021, at viewproxy.com/Chembio/2021 will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 20,244,554 shares of common stock, each of which will be entitled to one vote on each proposal. As a result, up to a total of 20,244,554 votes can be cast on each proposal.

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Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of common stock is reflected directly on the books and records of our transfer agent, Action Stock Transfer Corporation.

Q:	What does it mean for a broker or other nominee to hold shares in “street name”?

A:	If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market or Nasdaq, depend upon whether the proposal is considered a “routine” or a non-routine matter.

•	The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2021 (Proposal 3).

•	The organization generally may not vote on non-routine matters, including Proposals 1, 2 and 4. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Q:	How do I vote my shares if I do not attend the Annual Meeting?

A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote via the Internet by going to www.FCRVote.com/CEMI in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 24, 2021. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone: You may vote by calling +1.866.402.3905 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 24, 2021. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.

•	By Mail: If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.

If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote via the Internet by going to www.proxyvote.com in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 24, 2021. You will be given the opportunity to confirm that your instructions have been recorded properly.

For your information, voting via the Internet is the least expensive for us, followed by telephone voting, with voting by mail being the most expensive.

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Q:	Can I vote at the Annual Meeting?

A:	If you are a stockholder of record who registered at viewproxy.com/Chembio/2021 prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://viewproxy.com/Chembio/2021 . On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

In order to attend the Annual Meeting, you must register in advance at viewproxy.com/Chembio/2021 prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting and submit questions. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. In order to vote at the Annual Meeting, be sure to have your 11-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Q:	Can I ask questions at the Annual Meeting?

A:	You may submit questions via the Internet during the Annual Meeting by participating in the webcast via the unique join link and password delivered to you after registration. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to the stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2021 Rules of Conduct and Procedure, a copy of which is attached hereto as Appendix B.

Q:	Why is the Annual Meeting being conducted as a virtual meeting?

A:	The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board chose a virtual meeting format for the Annual Meeting in an effort to facilitate safe stockholder attendance and participation in light of the COVID-19 (Coronavirus) outbreak by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers. The virtual meeting format will also allow stockholders to maintain their own personal safety in light of the public health risks attributable to the COVID-19 (Coronavirus) pandemic.

The virtual format allows stockholders to submit questions during the meeting. We are utilizing technology from Alliance Advisors, LLC, or Alliance. The Alliance platform is expected to accommodate most, if not all, stockholders. Both we and Alliance will test the platform technology before going “live” for the Annual Meeting.

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Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?

A:	An audio replay of the Annual Meeting will be posted and publicly available at https://chembio.com/investors/calendar-of-events/ following the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2022. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?

A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:

•	voting via the Internet or telephone at a later time;
•	submitting a completed and signed proxy card with a later date; or
•	voting at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the board of directors on all four proposals presented in this Proxy Statement and as the Proxy Committee may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2021 (Proposal 3). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1, 2 and 4, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”

Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?

A:	Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should contact technical support via email at virtualmeeting@viewproxy.com or via telephone at 866-612-8937.

Q:	What if other matters are presented at the Annual Meeting?

A:	If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the Proxy Committee will have the discretion to vote on any matters, other than the four proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

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Vote Required for Election or Approval

Our only voting securities are the outstanding shares of common stock. As of the record date, which is 5 p.m., Eastern time, on May 6, 2021, there were outstanding 20,244,554 shares of common stock, each of which will be entitled to one vote on each proposal. Based on the number of votes for each share common stock, up to a total of 20,244,554 votes can be cast on each proposal.

Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as votes to “withhold,” abstentions, or any proxies containing broker non-votes.

Election of Directors

The affirmative vote of a plurality of votes cast by shares entitled to vote and present in person or represented by proxy at the Annual Meeting at which a quorum is present is required to elect each director. Broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.” “Withheld” votes will have an impact on the proposal only in that under our Majority Voting in Uncontested Director Elections Policy, if a director receives a greater number of votes “withheld” than “for” his or her election, the director shall promptly offer his or her resignation for consideration by the Nominating and Corporate Governance Committee. Please see the section captioned “Corporate Governance—Majority Voting in Uncontested Director Elections Policy” for more details on this policy and its impact on the election of director nominees.

Approval of Amendment of 2019 Omnibus Incentive Plan

The amendment of our 2019 Omnibus Incentive Plan must be affirmatively approved by a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal because they are not entitled to be cast on the matter.

Ratification of Appointment of Independent Auditor for 2021

The ratification of Ernst & Young LLP as our independent auditor for the year ending December 31, 2021 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Approval of 2020 Executive Compensation on an Advisory Basis

The advisory “say-on-pay” vote to approve our 2020 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, because they are not entitled to be cast on the matter

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Proposal	— Election of Directors

At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the five persons named below, each of whom currently serves as a director.

Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.

Director Qualifications

The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and experience to provide effective oversight of our company. Under Corporate Governance Guidelines adopted by the board in January 2021, the board considers recommendations for board nominees from the nominating and corporate governance committee, which is instructed to consider specified minimum general criteria set forth in the Corporate Governance Guidelines. Directors should have relevant expertise and experience and be able to offer advice and guidance to our chief executive officer based on that expertise and experience. Each director should be able to read and understand basic financial statements, should have sufficient time to devote to our affairs, should have demonstrated excellence in his or her field, should have the ability to exercise sound business judgment and should have the commitment to rigorously represent the long-term interests of our stockholders. In selecting directors, the nominating and corporate governance committee seeks to achieve a mix of directors that enhances the diversity of background, age, skills and experience on the board to maintain a balance of knowledge, experience and capability. A majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations.

The board also generally expects directors to have:

•	a high standard of personal and professional ethics, integrity and values;
•	the training, experience and ability to make and oversee policy in business, government and education sectors;
•	the willingness and ability to keep an open mind when considering matters affecting our interests and the interests of our constituents;
•	the willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to board and committee membership;
•	the willingness and ability to serve on the board for multiple terms, if nominated and elected, to enable development of a deeper understanding of our business affairs;
•	the willingness not to engage in activities or interests that may create a conflict of interest with the director’s responsibilities and duties to us and our constituents; and
•	the willingness to act in the best interests of our company and our constituents, and objectively assess board, committee and management performance.

The board seeks to maintain a membership comprised of directors who can productively contribute to our success. From time to time, the board may change the criteria for directorship to maximize the opportunity to achieve this success. When this occurs, existing directors will be evaluated according to the new criteria. A director who no longer meets the complete criteria for board membership may be asked to adjust his or her committee assignments or resign from the board.

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As set forth in the Corporate Governance Guidelines, the board does not believe that a fixed retirement age for directors or a limit on the number of director terms is appropriate. Directors who have served on the board for an extended period of time are able to provide continuity and valuable insight into our company, our operations and our prospects based on their experience with, and understanding of, our history, policies and objectives. The board believes that, as an alternative to fixed term limits, it can ensure that the board continues to evolve and adopt new ideas and viewpoints through the director nomination process described above.

Identifying and Evaluating Nominees for Directors

When the board of directors or its nominating and corporate governance committee identifies a need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and corporate governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and corporate governance committee has previously identified, and, if necessary, hire a search firm. The nominating and corporate governance committee then will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. Based on a satisfactory outcome of those interviews, the nominating and corporate governance committee will make its recommendation on the candidate to the board.

Information Concerning Nominees for Election as Directors

The information appearing in the following table sets forth, for each nominee for election as a director:

•	the nominee’s professional experience for at least the past five years;
•	the year in which the nominee first became one of our directors;
•	each standing committee of the board of directors on which the nominee currently serves;
•	the nominee’s age as of the record date for the Annual Meeting;
•	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and
•	directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

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David W.K. Acheson, M.D.
INDEPENDENT	Chembio Board Service: • Tenure: Since December 2020 • Committees: ○ Audit ○ Nominating and Corporate Governance (Chair) Age: 65

Professional Experience
•	Director since December 2020
•	President and Chief Executive Officer of The Acheson Group, a global food safety consulting group, since 2013
•	Partner and Managing Director of Leavitt Partners, a health care consulting firm, where he founded and managed the firm’s food safety services business, from 2009 to 2013
•	From 2002 to 2009, served at the U.S. Food and Drug Administration in various positions, progressing from Chief Medical Officer of the Center for Food Safety and Applied Nutrition to Associate Commissioner for Foods, where he held an agency-wide leadership role for food issues
•	Prior to joining the U.S. Food and Drug Administration, he practiced in the areas of internal medicine and infectious diseases in the United Kingdom from 1980 to 1987
•	After his internal medicine practice, he served as an Associate Professor at Tufts University studying the molecular pathogenesis of foodborne pathogens
•	Fellow of the Royal College of Physicians (London) and the Infectious Disease Society of America
David W. Bespalko
INDEPENDENT	Chembio Board Service: • Tenure: Since March 2021 • Committees: ○ Audit ○ Compensation (Chair) Age: 65

Professional Experience
•	Director since March 2021
•	Founder and Chief Executive Officer of BMC Consulting, a management consulting firm for in vitro diagnostics companies, since September 2019
•	From December 2017 to April 2019 he was the Group Vice President, Global Commercial Operations Specialty Diagnostics Group of Thermo Fisher Scientific Inc., or Thermo Fisher, a provider of scientific instrumentation, reagents and consumables, and software and services to healthcare and other laboratories from December 2017 to April 2019
•	President of Anatomical Pathology and Healthcare Market Divisions of Thermo Fisher from 2015 to December 2017
•	President of Fisher Healthcare at Thermo Fisher from 2011 to 2015
•	Prior to his appointment as President of Fisher Healthcare, he served as Corporate Vice President, North America Commercial Operations at Beckman Coulter, Inc.
•	Before joining Beckman Coulter, Inc., he served in commercial and general management roles at Baxter Healthcare Corporation and Dade Behring, Inc.

Education
•	Doctor in Medicine degree, Bachelor of Science degree, Bachelor of Medicine degree, and Bachelor of Surgery degree from the University of London
Education
•	Bachelor of Science degree from the University of Alberta

Relevant Skills
•	Leadership
•	Policy/Government
•	Industry
Relevant Skills
•	Leadership
•	Governance
•	Industry

16

Katherine L. Davis
INDEPENDENT	Chembio Board Service: • Tenure: 14 years • Chair of the Board • Committees: ○ Audit ○ Compensation ○ Nominating and Corporate Governance Age: 64

Professional Experience
•	Director since 2007 and served as Chair of the Board from March 2014 to April 2020 and since July 2020
•	Owner of Davis Design Group LLC, a provider of analytical and visual tools for public policy design, since 2007
•	Chief Executive Officer of Global Access Point, a start-up company with products for data transport, data processing, and data storage network and hub facilities, from 2005 to 2006
•	Lieutenant Governor of the State of Indiana from 2003 to 2005
•	Controller of the City of Indianapolis from 2000 to 2003
•	Financial Advisor to the Mayor of Indianapolis since January 2016
Richard L. Eberly
Chembio Board Service: • Tenure: Since May 2020 Age: 60

Professional Experience
•	Chief Executive Office and President since March 16, 2020 and a director since May 2, 2020
•	Managing Director at Solid Rock Principled Capital of Solid Rock Principled Capital LLC, a private equity firm focused on biomedical companies, from March 2018 to March 2020
•	Executive Vice President and President, Chief Commercial Officer at Meridian Bioscience, Inc. from July 2016 to February 2018
•	President of Meridian Life Science from October 2012 to July 2016
•	Chief Commercial Officer of Meridian Life Science from February 2011 to February 2018
•	Executive Vice President from 2005 to 2011, Executive Vice President, General Manager from 2003 to 2005, Executive Vice President from 2000 to 2003 and Vice President of Sales and Marketing from 1997 to 2000, all at Meridian Life Science
•	Prior to his appointment to Vice President of Sales and Marketing, he served as Director of Sales for Meridian
•	Before joining Meridian, Mr. Eberly held sales and marketing positions at Abbott Diagnostics, Division of Abbott Laboratories

Education
•	Master of Business Administration degree from Harvard Business School
•	Bachelor of Science degree in mechanical engineering from the Massachusetts Institute of Technology
Education
•	Master of Business Administration degree from Xavier University
•	Bachelor of Science degree in Biochemistry from Juniata College

Relevant Skills
•	Leadership
•	Governance
•	Policy / Government
Relevant Skills
•	Industry
•	Leadership
•	Innovation

17

John G. Potthoff
INDEPENDENT	Chembio Board Service • Tenure: 3 years • Committees: ○ Audit (Chair) ○ Compensation ○ Nominating and Corporate Governance Age: 53

Professional Experience
•	Director since May 2018
•	Chief Executive Officer, co-founder and director of Elligo Health Research, a clinical research company, since March 2016
•	President and Chief Executive Officer of Theorem Clinical Research Inc., a global contract research organization providing comprehensive clinical services, from 2011 until its acquisition by Chiltern International in September 2015
•	Chief Operating Officer of INC Research Holdings, Inc. from its acquisition of Tanistry, Inc. in 2001 until its acquisition by private equity investors in 2010
•	Chief Executive Officer and founder of Tanistry, Inc., a contract research organization focused on the central nervous system, from 2000 to 2001

Education
•	Doctor of Philosophy degree in Psychology from the University of Texas-Austin
•	Master of Arts degree in Psychology from the University of Texas-Austin
•	Bachelor of Arts degree in Psychology from the University of Texas-Austin

Relevant Skills
•	Finance
•	Industry
•	Leadership

The board of directors recommends a vote
FOR
each of the five nominees for election as directors.

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Proposal	— Approval of Amendment of 2019 Omnibus Incentive Plan

The Chembio Diagnostics, Inc. Omnibus Incentive Plan, or the 2019 Plan, was adopted by the board of directors on April 29, 2019 and approved by our stockholders at our 2019 Annual Meeting of Stockholders on June 18, 2019. On May 12 , 2021, the board, approved the amendment of the 2019 Plan, in accordance with an amended and restated form of the 2019 Plan that we refer to as the Amended Plan and that is attached as Appendix A to this Proxy Statement, subject to the approval of our stockholders. The Amended Plan would effect two changes:

•	The number of shares of common stock reserved under the Plan would be increased by 2,250,000 , from 2,400,000 to 4,650,000 .

•	The number of shares of common stock available for issuance pursuant to Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, or the Code, would be increased by 2,250,000 , from 2,400,000 to 4,650,000 .

No other provisions of the 2019 Plan would be modified by the Amended Plan.

The board recommends that stockholders approve the Amended Plan. The overall purposes of the Amended Plan, as with the 2019 Plan, are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve our company and to expend maximum effort to improve our business results and earnings, by providing those service providers with an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The Amended Plan also will continue to allow us to promote greater ownership in our company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Stockholder approval of the amendment will also enable us to continue to grant awards that are designed to qualify for special tax treatment under the Code.

In the opinion of the board, our future success depends in large part on our ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. The board believes that approval of the Amended Plan, including the authorization of the additional shares of common stock for issuance thereunder, is appropriate and in the best interests of our stockholders. Our compensation committee will carefully consider all proposed grants under the Amended Plan. If the proposed Amended Plan is not approved by stockholders, we currently anticipate that we will exhaust the 292,222 shares that remain available for issuance under the 2019 Plan by early 2022 and such shares may be exhausted sooner depending on the pace of our growth. Our inability to make competitive equity awards to attract and retain talented employees in a highly competitive market could have an adverse impact on our business.

Shares Subject to the 2019 Plan

The following table summarizes information regarding awards outstanding and shares of our Common Stock remaining available for grant under the 2019 Plan as of May 6, 2021:

Stock options outstanding	1,588,536
Weighted average exercise price of stock options outstanding	$3.80
Weighted average remaining term of stock options outstanding	6.52 years
Full-value awards outstanding (restricted stock units and performance stock units)	650,031
Shares available for grant under the 2019 Plan	292,222

The number of shares remaining available for grant under the 2019 Plan as noted in the previous table differs from those reported as of December 31, 2020 because that information does not take into account year-to-date grants during 2021 for the 2020 performance year or for newly hired employees started after January 1, 2021. Information regarding the number of shares remaining available for grant as required by SEC disclosure rules is discussed in detail under “Executive Compensation—Equity Compensation Plan Information” below.

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Equity Awards Outstanding

The following table presents information with respect to equity awards outstanding as of December 31, 2020 and March 31, 2021:

	Stock Options			RSUs and PSUs
	Number of Shares	Weighted Average Exercise Price per Share	Weighted Average Contract Term	Number of Shares	Weighted Average Grant Date Fair Value
December 31, 2020	974,778	$4.12	5.19 years	603,531	$3.08
March 31, 2021	1,848,286	4.40	5.98 years	847,795	3.63

Key Features of the Amended Plan

The following is a summary of key features of the Amended Plan, which are intended to protect the interests of our stockholders:

•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right, or SAR, will be ten years.

•	No repricing or grant of discounted stock options. The Amended Plan will not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The Amended Plan will prohibit the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant

•	No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs will not become available for issuance as future awards under the Amended Plan.

•	Minimum vesting requirements. The Amended Plan includes minimum vesting requirements. Equity-based awards generally will not vest earlier than one year after grant. Certain limited exceptions will be permitted.

•	No single-trigger acceleration. Under the Amended Plan, we will not automatically accelerate vesting of awards in connection with a change in control of our company.

•	Dividends. We will not pay dividends or dividend equivalents on stock options, SARs or other unearned awards, whether time- or performance-vesting.

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Summary of the Amended Plan

The principal features of the Amended Plan are summarized below. The following summary of the Amended Plan does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached to this Proxy Statement as Appendix A.

Plan Administration

As under the 2019 Plan, the Amended Plan will be administered by the compensation committee of the board of directors. The compensation committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The compensation committee may delegate its authority to the extent permitted by applicable law.

Eligibility

As under the 2019 Plan, awards may be granted under the Amended Plan to officers, employees and consultants of our company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of our company or one of our subsidiaries. As of May 6, 2021, approximately 280 individuals were eligible to receive awards under the Amended Plan, including three executive officers and four non-employee directors.

Plan Limits

The total number of shares of common stock authorized for issuance under the Amended Plan will be 4,650,000 , comprised of the 2,400,000 shares approved under the 2019 Plan and 2,250,000 additional shares if the Amended Plan is approved by the stockholders. These 2,250,000 additional shares represent 23 % of the fully diluted common stock outstanding. In addition, any shares subject to outstanding awards under the Amended Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Amended Plan. Up to all of the shares reserved under the Amended Plan may be granted as incentive stock options under Section 422 of the Code. The shares of common stock issuable under the Amended Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the Amended Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the Amended Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the Amended Plan:

•	the payment in cash of dividends or dividend equivalents under any outstanding award;

•	any award that is settled in cash rather than by issuance of shares of common stock; and

•	any awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding for any award (including restricted stock and restricted stock units) will continue to count against the aggregate number of shares of common stock available for grant under the Amended Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of common stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the Amended Plan.

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Adjustments

As with the 2019 Plan, under the Amended Plan if certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without our receipt of consideration, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the Amended Plan. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.

Types of Awards

The Amended Plan makes no changes to the types of awards as authorized under the 2019 Plan, which are summarized below.

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The compensation committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The compensation committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the compensation committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. (The fair market value of a share of common stock as of May 6, 2021, the record date, was $3.50.) At the time of grant, the compensation committee determines the terms and conditions of stock options, including

•	Stock Appreciation Rights. The compensation committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the Amended Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The compensation committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units or RSUs, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the compensation committee’s discretion. The restrictions may be based on continuous service with the company or the attainment of specified performance goals, as determined by the compensation committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the compensation committee. The compensation committee may also grant other types of equity or equity-based awards subject to the terms of the Amended Plan and any other terms and conditions determined by the compensation committee.

•	Performance Awards. The compensation committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The compensation committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

22

Minimum Vesting Requirements

Equity-based awards granted under the Amended Plan will have a one-year minimum vesting requirement. This requirement does not apply to (a) substitute awards resulting from acquisitions, (b) shares delivered in lieu of fully vested cash awards, or (c) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the compensation committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the Amended Plan. In addition, the minimum vesting requirement does not apply to the compensation committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise. These provisions are unchanged from the 2019 Plan.

No Repricing

Without stockholder approval, the compensation committee is not authorized to:

•	lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Amended Plan, such as stock splits;

•	take any other action that is treated as a repricing under generally accepted accounting principles or

•	cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

These provisions are unchanged from the 2019 Plan.

Clawback

As with the 2019 Plan, all cash and equity awards granted under the Amended Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Transferability

As with the 2019 Plan, all awards granted under the Amended Plan are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a change in control of the Company, the compensation committee may accelerate the time period relating to the exercise of any award. In addition, the compensation committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) adjusting the terms of the award in a manner determined by the compensation committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. “Change in control” is defined under the Amended Plan and requires consummation of the applicable transaction. These provisions are unchanged from the 2019 Plan.

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Term, Termination and Amendment of the Amended Plan

Unless earlier terminated by the board of directors, the Amended Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The board may amend, suspend or terminate the Amended Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the Amended Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award. These provisions are unchanged from the 2019 Plan.

New Plan Benefits

A new plan benefits table for the Amended Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Amended Plan if the Amended Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the Amended Plan will be made at the compensation committee’s discretion, subject to the terms and conditions of the Amended Plan. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan are not determinable at this time.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Amended Plan generally applicable to us and to participants in the Amended Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Non-qualified Stock Options

A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a non-qualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options

A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a non-qualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize

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taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units and Performance Awards

A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards

The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to Us

In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A

We intend that awards granted under the Amended Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding

We are authorized to deduct or withhold from any award granted or payment due under the Amended Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Amended Plan until all tax withholding obligations are satisfied.

The board of directors recommends a vote
FOR
the approval of the amendment of our 2019 Omnibus Incentive Plan.

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Proposal	— Ratification of Appointment of Independent Auditor for 2021

The audit committee annually evaluates the performance of our independent auditor and determines whether to reengage the then-current independent auditor or to consider other audit firms.

This year the audit committee has again approved the retention of Ernst & Young LLP, or E&Y, as our independent auditor to report on our consolidated financial statements for the fiscal year ended December 31, 2021. E&Y has served as our independent auditor since March 2020. Factors considered by the audit committee in deciding to engage E&Y included:

•	E&Y’s global capabilities;

•	E&Y’s technical expertise and knowledge of our company’s industry;

•	E&Y’s objectivity and professional skepticism;

•	the appropriateness of E&Y’s fees; and

•	E&Y’s independence and the appropriateness of controls and processes in place that help ensure E&Y’s continued independence.

The audit committee considers E&Y to be well qualified. Even if the proposal is approved, the audit committee may, in its discretion, appoint a different independent registered public accounting firm to serve as independent auditor at any time during the year.

Representatives of E&Y will participate in the Annual Meeting. The E&Y representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

The board of directors recommends a vote
FOR
the ratification of the appointment of E&Y as our independent auditor for 2021.

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Proposal	— Advisory Vote on 2020 Executive Compensation

Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers in 2020 as disclosed in this Proxy Statement.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our executives and stockholders. This approach is intended to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Those disclosures include the information in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, stockholders are being asked to vote on the following resolution:

Resolved:	That the stockholders approve the compensation paid to the “named executive officers” of Chembio Diagnostics, Inc. with respect to the fiscal year ended December 31, 2020, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2021 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.

This vote is advisory and not binding on us, the board of directors or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and to the extent there is any significant vote against the named executive officer compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the compensation committee will evaluate whether any actions are necessary or appropriate to address those concerns.

The board of directors recommends a vote
FOR
the approval of the compensation paid to our named executive officers with respect to 2020, as disclosed in the compensation tables and narrative discussion set forth under “Executive Compensation” and elsewhere in this Proxy Statement

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Appendix A

Corporate Governance

Board of Directors Overview

Under our Bylaws and the Nevada Business Corporation Act, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.

The board currently operates under Corporate Governance Guidelines, adopted in March 2021, that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and the Nasdaq Global Market, or Nasdaq. Under the Corporate Governance Guidelines, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. While we do not maintain a formal policy on annual meeting attendance, we expect directors to participate in the Annual Meeting. All of our directors attended our 2020 Annual Meeting of Stockholders. A copy of the Corporate Governance Guidelines is available on our website at https://chembio.com/investors/corporate-governance/.

The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we call upon directors for advice between meetings. We encourage our directors to attend director education programs.

The Governance Guidelines provide that the board will meet in executive session at least twice a year without management in attendance.

The board held thirty meetings in 2020, each of which included an executive session with only non-employee directors in attendance. Each of the then-serving directors participated in at least 90% of the meetings of the board during 2020.

The board maintains an audit committee, a compensation committee, and a nominating and corporate governance committee. The board has adopted charters for each of the committees, and those charters are reviewed annually by the committees and the board. Our website provides access to:

•	the audit committee charter at:
https://chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a

•	the compensation committee charter at:
https://chembiodiagnosticsinc.gcs-web.com/static-files/bd718df4-ee68-4a84-affa-c24f79ceec81

•	the nominating and corporate governance committee charter at:
https://chembiodiagnosticsinc.gcs-web.com/static-files/264bc05a-d241-4fc8-88d6-9aded84378fb.

The functions and responsibilities of the committees are described below.

Independence of Directors

The board of directors must consist of a majority of independent directors under both the Corporate Governance Guidelines and the applicable requirements of the Nasdaq.

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under Nasdaq rules, an individual will qualify as an “independent director” only if, in the opinion of the company’s board of directors, he or she does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Corporate Governance Guidelines effectively mandate compliance with these Nasdaq requirements.

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•	Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934 or the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board or committee service, and may not be an affiliated person of the listed company or any of its subsidiaries.

•	Compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 under the Securities Exchange Act. In determining independence requirements for members of compensation committees, Nasdaq and other national securities exchanges and national securities associations are to consider relevant factors that include (a) the source of compensation of a director, including any consulting, advisory or other compensatory fee paid by the listed company to the director, and (b) whether the director is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.

The board annually reviews the independence of all non-employee directors. The board has determined that each of David Acheson, David Bespalko, Katherine Davis and John Potthoff qualifies as an independent director in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The independent members of the board hold separate, regularly scheduled executive sessions during board meetings at which only independent directors are present.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. We have posted the Code of Business Conduct and Ethics on our website at https://chembiodiagnosticsinc.gcs-web.com/static-files/bca4f259-b35e-4280-a17f-2509fb6ff007. We will post any amendments to the Code of Business Conduct and Ethics on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct and Ethics on our website. We have not granted any such waivers to date.

We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. We have posted copies of our whistleblower procedures on our website at https://chembio.com/investors/corporate-governance/. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated to the audit committee or our Chief Executive Officer and President.

Majority Voting in Uncontested Director Elections Policy

In January 2021 the board of directors adopted our “Majority Voting in Uncontested Director Elections Policy.” An uncontested election occurs when the number of director nominees is equal to the number of board positions to be filled through election and proxies are being solicited for such election of directors solely by our company. Pursuant to our policy in such an election, if a director receives a greater number of votes “withheld” than “for” his or her election, such director shall promptly offer his or her resignation for consideration by the nominating and corporate governance committee. The nominating and corporate governance committee shall then consider all of the relevant facts and circumstances and recommend to the board whether or not to accept such offer of resignation. The final decision of whether or not to accept such resignation shall be made by the board, and, if required or determined by the board to be desirable, we shall appropriately disclose the decision of the board along with the rationale for such decision.

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Director Overboarding Policy

The board of directors recognizes that its members benefit from service on the boards of other companies and it encourages such service. The board also believes, however, that it is critical that directors are able to dedicate sufficient time to their service on the board. In January 2021 the board adopted our Director Overboarding Policy. Pursuant to this policy, unless the board determines that such service would not impair the ability of a director to effectively serve on the board or the Audit Committee of the board:

•	no director who serves as the chief executive officer of any public company, including Chembio, may serve on the boards of directors of more than two public companies, including Chembio; and

•	no other director may serve on the board of directors of more than four public companies, including Chembio.

Directors must notify the chair of the nominating and corporate governance committee before accepting a seat on the board of directors of another public company so that the potential for conflicts or other factors compromising the director’s ability to perform his or her duties may be fully assessed. Each director is expected to ensure that other existing and planned future commitments do not material interfere with his or her services as a director.

Policies and Procedures for Stockholder Nominations to the Board of Directors

In January 2021 the board of directors adopted Policies and Procedures for Stockholder Nominations to the Board of Directors, pursuant to which the nominating and corporate governance committee considers director candidates recommended by stockholder for open positions on the board. Pursuant to this policy, a stockholder recommendation for a director to be considered for nomination by the board at the next annual meeting of stockholders, such recommendation must be made by a stockholder of record entitled to vote. Stockholder candidate recommendations must be made by notice in writing to our Secretary at our principal business address, together with a statement signed by the candidate acknowledging that (a) the candidate, if elected, will serve as a director and will represent all stockholder in accordance with applicable laws and our charter any bylaws and (b) the candidate, if elected, will comply with our Code of Business Conduct and Ethics and any other applicable rules, regulation, policy or standard of conduct applicable to the board and its individual members. In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on our standard form and provide any additional information we request. Each director candidate recommendation submitted by a stockholder shall set forth the nominee’s name and address of the stockholder and a description of all arrangements or understanding among the stockholder and the candidate and any other person pursuant to which the recommendation is being made. Each director candidate recommendation must be received by our Secretary no later than 120 days prior to the first anniversary of the previous annual meeting of stockholders. A copy of this policy is posted on our website at https://chembio.com/investors/corporate-governance/.

Director, Officer and Employee Hedging

Pursuant to our Restated Insider Trading Policy as most recently updated by the board of directors in September 2020, none of our directors, officers or other employees (or specified entities or controlled entities), or Covered Persons, may hedge or pledge any of our securities that they hold directly. An exception to this prohibition may be granted where a Covered Person wishes to pledge our securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Board Oversight of Risk

The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

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The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes the Chief Financial Officer reporting directly to the audit committee at least quarterly to provide an update on management’s efforts to manage risk.

Matters of significant strategic risk, including cybersecurity risks and risks to the company and our employees due to the COVID-19 (Coronavirus) pandemic, are considered by the board as a whole.

Board Diversity

The Corporate Governance Guidelines acknowledge our commitment to a policy of inclusiveness and provide that we will endeavor to have a diverse board representing a range of experiences in areas that are relevant to Chembio’s business and the needs of the Board from time to time. The board believes that maintaining a diverse membership with varying backgrounds, skills, expertise and other differentiating personal characteristics promotes the success of our business and represents stockholder interests through the exercise of sound judgment using the board’s diversity of experience and perspectives. Under the Corporate Governance Guidelines, in performing its responsibilities for identifying, screening and recommending candidates to the Board in connection each director search, the nominating and corporate governance committee is to be committed to including in the initial candidate pool one or more highly qualified candidates who reflect diverse backgrounds, skills and experiences, including individuals with diversity of gender identity, sexual orientation, race, ethnicity and national origin and diversity of viewpoints, education and professional experience (including individuals from non-executive corporate positions and non-traditional environments).

Board Leadership Structure

The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. The Corporate Governance Guidelines provide that the board will select the Chair of the Board and the Chief Executive Officer and the Chief Executive Officer in the manner it determines to be in the best interests of our stockholders and that it is our policy that those two positions not be held by the same person. In adopting that policy, the board has determined that separating the positions of Chair of the Board and Chief Executive Officer is the best structure to fit our current needs. This structure allows the Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chair of the Board to focus on leading the board in its fundamental role of providing advice to, and independently overseeing, management. The board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as the Chair of the Board, particularly as the board’s oversight responsibilities continue to grow. The board believes that having separate positions, with an independent, non-executive director serving as the Chair of the Board, is the appropriate leadership structure for our company and allows the board to fulfill its role with appropriate independence.

Audit Committee

The principal responsibilities of the audit committee are:

•	appointing, approving the compensation of, and assessing the independence of our independent auditor;

•	approving all audit and non-audit services of the independent auditor;

•	evaluating our independent auditor’s qualifications, performance and independence;

•	reviewing our financial statements and financial disclosure;

•	conducting periodic assessments of our accounting practices and policies;

•	furnishing the audit committee report required by SEC rules;

•	reviewing and approving of all related-party transactions;

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•	setting hiring policies for the hiring of employees and former employees or our independent auditor and ensuring that those policies comply with all applicable regulations;

•	developing and monitoring compliance with a code of ethics for senior financial officers and a code of conduct for our employees, officers and directors;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

•	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	overseeing the work of our independent auditor, including resolution of disagreements between management and our independent auditor; and

•	reviewing and discussing our annual and quarterly financial statements and related disclosures with management and our independent auditor.

Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.

The current members of the audit committee are John Potthoff, who serves as chair, David Acheson, David Bespalko, and Katherine Davis. Each of the current members of the audit committee is standing for re-election at the Annual Meeting. The board determined that each of the current audit committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act, (c) an “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, or the Code, and (d) financially literate. The board also determined that each of Dr. Potthoff and Ms. Davis is an audit committee financial expert in accordance with the standards of the SEC.

During 2020 the audit committee met seven times. During those meetings, the audit committee met privately with representatives of our independent auditor on five occasions, met privately with our management on two occasions, and held four executive sessions with only non-employee directors in attendance. Each of the then-serving members participated in all of the meetings of the audit committee during 2020.

Compensation Committee

The principal responsibilities of the compensation committee are to assist the board of directors in fulfilling its responsibilities relating to:

•	developing an executive compensation philosophy and establishing and annually reviewing and approving executive compensation programs and policies;

•	reviewing and approving corporate goals and objectives for chief executive officer compensation, evaluating chief executive officer performance based on those goals, and setting chief executive officer compensation;

•	reviewing chief executive officer recommendations with respect to, and approving annual compensation for, other executive officers;

•	establishing and administering annual and long-term incentive compensation plans for key executives;

•	recommending to the board for approval incentive compensation plans and equity-based plans;

•	reviewing and approving all special executive employment, compensation and retirement arrangements;

•	recommending to the board changes to executive compensation policies and programs;

•	recommending to the board all Internal Revenue Service tax-qualified retirement plans;

•	recommending to the board all nonqualified benefit plans and periodically reviewing such plans;

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•	reviewing management’s recommendations for other nonexecutive corporate incentive plans;

•	provide minutes of committee meetings to the board and reporting any significant matters arising from the committee’s work;

•	preparing the report on executive compensation required by SEC rules;

•	determining procedures for selection of the chief executive officer and other senior management;

•	determining procedures for board review of the chief executive officer and other senior management;

•	developing guidelines for, and monitoring compliance with, long-range succession planning;

•	developing and maintaining, in consultation with the Chair of the Board and the chief executive officer, a short-term succession plan for unexpected situations affecting the senior management; and

•	monitoring procedures relating to executive development.

The current members of the compensation committee are David Bespalko, who serves as chair, Katherine Davis, and John Potthoff. Each of the current members of the compensation committee is standing for re-election at the Annual Meeting. The board determined that each of the current compensation committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act and (c) an “outside director,” as that term is defined in Section 162(m) of the Code.

The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.

The compensation committee held fifteen meetings in 2020, eight of which included an executive session with only non-employee directors in attendance. Each of the then-serving members participated in all of the meetings of the compensation committee during 2020.

Compensation Committee Interlocks and Insider Participation

During 2020 none of the members of the compensation committee was an officer or employee of our company or any of our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

Nominating and Corporate Governance Committee

The principal responsibilities of the nominating and corporate governance committee are:

•	identifying, approving and recommending director candidates to the board of directors;

•	establishing and periodically reassessing procedures to be followed by stockholders in submitting recommendations for director candidates and review and evaluate qualifications of any director candidates who have been so recommended;

•	reviewing proposed disclosures of stockholder recommendations procedures for inclusion in our proxy statements and annual reports;

•	recommending to the board the nominees to stand for election as directors by:

•	establishing and following a process for evaluating proposed director nominees;

•	establishing and following a process for evaluating the independence, contributions and effectiveness of incumbent directors; and

•	evaluating and recommending the board the termination of service of individual directors.

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•	reviewing periodically with the board and the chief executive officer the succession plans relating to positions held our executive officers and, if desirable, making recommendations to the board with respect to potential candidates to occupy those positions;

•	developing a succession plan for the chief executive officer or other executive officers;

•	conducting an annual evaluation of the board’s performance and each of the committee’s performance and reporting to the board on the results of such evaluations;

•	assisting each of the audit committee and the compensation committee in conducting its annual performance evaluation and reporting to the board on the results of those evaluations;

•	reviewing and recommending director orientation and continuing education programs for directors;

•	assessing annually the size and composition of the board and the board committees and making recommendations to the board as to changes in size of the board or any board committee;

•	annual recommending to the board assignments of directors to each board committee;

•	periodically reviewing and updating or otherwise amending membership qualifications for board committees and monitoring compliance with board and board committee membership criteria; and

•	developing and recommending a set of corporate governance principles and recommending any changes to the board by:

○	reviewing governance-related stockholder proposals and recommending responses to the board;
○	reviewing board policies relating to meeting schedules, agendas and the participation of management in meetings of the board and board committees;
○	annually reviewing and assessing compliance with the corporate governance requirements established by Nasdaq and applicable laws and regulations relating to corporate governance;
○	annually reviewing our director retirement policy, if any;
○	reviewing and reassessing the adequacy of our other corporate governance policies and recommending any changes to the board
○	recommending to the board such additional actions related to corporate governance matters as the nominating and corporate governance committee may deem appropriate or necessary from time to time.

The current members of the nominating and corporate governance committee are David Acheson, who serves as chair, Katherine Davis, and John Potthoff. Each of the current members of the nominating and corporate governance committee is standing for re-election at the Annual Meeting. The board determined that each of the current nominating and corporate governance committee members is independent, as defined in the listing standards of Nasdaq.

The nominating and corporate governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms.

The nominating and corporate governance committee held two meetings in 2020 and held no executive sessions with only non-employee directors in attendance. Each of the then-serving members participated in all of the meetings of the nominating and corporate governance committee during 2020.

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Certain Relationships and Related-Person Transactions

Procedures for Approval of Related Person Transactions

The board of directors reviews all transactions involving us in which any of our directors, director nominees, significant stockholders and executive officers and their immediate family members are participants, in order to determine whether any such party has a direct or indirect material interest in the transaction. All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. The proposed transaction is then reviewed by either the board as a whole or the audit committee, which determines whether to approve the transaction. After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of our company and stockholders.

Conflict of Interest Policy

In April 2019 the board of directors adopted a Conflict of Interest Policy applicable to all directors, officers, and employees of our company and our subsidiaries.

The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, defined by the policy to mirror the definition of Item 404 of Regulation S-K of the SEC (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in our best interests and fair to us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a director and officer questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions.

Since January 1, 2018, we have not engaged in any related-party transactions in which the amount involved exceeded $100,000 and in which any of our directors or executive officers or any holder of more than 5% of our common stock, or any member of the immediate family of any of these persons or entities controlled by any of them, had or will have a direct or indirect material interest, other than the compensation arrangements described in “Director Compensation” and “Executive Compensation.” It is our intention to ensure that any future transactions between us and our officers, directors and significant stockholders and their affiliates are approved by the audit committee and a majority of the members of the board, including a majority of the independent and disinterested members of the board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

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Beneficial Ownership of Common Stock

The following table sets forth the number of outstanding shares of common stock beneficially owned, and the percentage of the class beneficially owned, as of May 6, 2021, by:

•	each person known to us to be the beneficial owner of more than five percent of the then-outstanding shares of common stock;

•	each named executive officer included in “Executive Compensation—Summary Compensation Table,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended;

•	each current director and each nominee for election as a director; and

•	all of our executive officers, directors and director nominees as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by July 5, 2021 (60 days after May 6, 2021) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of May 6, 2021, there were 20,244,554 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group. Unless otherwise noted below, the address of each person listed in the table is in care of Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788.

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	Common Stock
Beneficial Owner	Shares	%
5% Stockholders
Norman H. Pessin(1) 500 Fifth Avenue, Suite 2240 New York, New York 10010	1,367,587	6.8%
BlackRock, Inc.(2) 55 East 52nd Street New York, New York 10055	1,199,594	5.9
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	1,038,283	5.1
Named Executive Officers and Directors
Neil A. Goldman(4)	224,145	1.1%
Javan Esfandiari(5)	161,036	*
Katherine L. Davis(6)	142,709	*
John G. Potthoff(7)	127,838	*
Richard L. Eberly(8)	51,413	*
Mary Lake Polan(9)	88,463	*
David W.K. Acheson	—	*
David W. Bespalko	—	*
All executive officers and directors as a group (8 persons)(10)	795,604	3.8
*	Less than 1%.
(1)	Based on a Schedule 13D/A filed with the SEC on July 18, 2019 by Norman H. Pessin. Mr. Pessin has sole voting and dispositive power over these shares.
(2)	Based on a Schedule 13G filed with the SEC on February 2, 2021 by BlackRock, Inc.. BlackRock, Inc. has sole voting power over 1,190,119 shares and sole dispositive power over 1,199,594 shares.
(3)	Based on a Schedule 13G filed with the SEC on February 10, 2021 by The Vanguard Group. The Vanguard Group has shared voting power over 38,056 shares, sole dispositive power over 995,425 shares and shared dispositive power over 42,858 shares.
(4)	Includes 178,242 shares issuable under options exercisable by July 5, 2021.
(5)	Includes 62,688 shares issuable under options exercisable by July 5, 2021.
(6)	Includes 16,314 shares issuable under restricted stock units, and 36,252 shares issuable under options exercisable, by July 5, 2021.
(7)	Includes 16,314 shares issuable under restricted stock units, and 73,752 shares issuable under options exercisable, by July 5, 2021.
(8)	Consists of shares held by Mr. Eberly’s spouse.
(9)	Includes 16,314 shares issuable under restricted stock units, and 64,377 shares issuable under options exercisable, by July 5, 2021. Dr. Polan is not standing for re-election at the Annual Meeting.
(10)	Includes 48,942 shares issuable under restricted stock units, and 415,311 shares issuable under options exercisable, by July 5, 2021.

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Director Compensation

Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation annually based on recommendations by the nominating and corporate governance committee. The nominating and corporate governance committee has the sole authority to engage a consulting firm to evaluate director compensation.

Under our non-employee director compensation program, each non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards. Directors also may be paid for serving on ad hoc committees of the board. John Sperzel, our former Chief Executive Officer and President served as a member of the board until he resigned in January 2020, and Richard Eberly, our current Chief Executive Officer and President, has served as a director since March 2020. Neither Mr. Sperzel nor Mr. Eberly received any additional compensation for his service as a director in 2020. David Bespalko did not join the board until 2021.

Under our non-employee director compensation program, in 2020 our non-employee directors were eligible to receive the following annual cash compensation for their service on the board and the board’s standing committees:

NON-EMPLOYEE DIRECTOR ANNUAL RETAINERS

Position	Annual Cash Retainer
Chair of the Board	$65,000
All Other Independent Directors	30,000
Audit Committee Chair	12,500
Other Audit Committee Members	5,000
Compensation Committee Chair	8,500
Other Compensation Committee Members	3,000
Nominating and Governance Committee Chair	5,000
Other Nominating and Governance Committee Members	2,000

Under our non-employee director compensation program, each non-employee director who was elected (or re-elected) to the board at our 2020 Annual Meeting of Stockholders was awarded, as of the date of the 2020 Annual Meeting of Stockholders, annual equity-based awards under our 2019 Omnibus Incentive Plan having an aggregate value of $80,000, based upon the fair market value of common stock on the grant date and consisting of $40,000 in value of RSUs, and $40,000 in value of nonqualified stock options.

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The following table shows the total compensation for non-employee directors during 2020.

2020 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Non-Employee Director	Fees Earned or Paid in Cash($)(1)	Option Awards($)(2)		Stock Awards($)(2)		Total($)
David W.K. Acheson	$1,230	$82,071	(3)	$79,995	(4)	$163,296
Katherine L. Davis	78,992	38,917	(5)	38,501	(6)	156,410
Mary Lake Polan(7)	45,118	38,917	(5)	38,501	(6)	122,536
John G. Potthoff	51,200	38,917	(5)	38,501	(6)	128,618
(1)	Consist of annual retainer fees, as described in the preceding table.

(2)	Reflects the aggregate grant date fair value of any RSUs and stock options granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive Plans to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. This amount does not reflect the actual economic value that will ultimately be realized by each director.

(3)	Upon appointment to the board, Dr. Acheson was awarded nonqualified stock options to acquire 23,781 shares of common stock, each with an exercise price of $5.45 per share. The nonqualified stock options will vest in full immediately prior to our 2022 Annual Meeting of Stockholders, subject to accelerated vesting upon a defined change in control and subject to continued service.

(4)	Upon appointment to the board, Dr. Acheson was awarded 14,678 RSUs, each to acquire one share of common stock. The RSUs vest in three equal installments on December 17, 2021, 2022 and 2023, subject to accelerated vesting upon a defined change in control and subject to continued service.

(5)	Nonqualified stock option to acquire 36,252 shares of common stock that is exercisable at a price of $2.36 per share and vests in full immediately prior to our 2021 Annual Meeting, subject to accelerated vesting upon a defined change in control and subject to continued service.

(6)	16,314 RSUs, each to acquire one share of common stock and each vesting in full immediately prior to our 2021 Annual Meeting of Stockholders, subject to accelerated vesting upon a defined change in control and subject to continued service.

(7)	Dr. Polan is not standing for re-election at the Annual Meeting.

As discussed under “Executive Compensation—Summary Compensation Table—Narrative Explanation of Summary Compensation Table,” on February 20, 2020, the board adopted the Grant Guidelines in the form recommended by the compensation committee. The Grant Guidelines provide for the grant of equity awards to non-employee directors once annually, on the date of our annual meeting of stockholders at which the non-employee directors are elected (or re-elected) to the board unless such annual stockholder meeting occurs either (a) earlier than the third trading day following the date on which we file our Quarterly Report on Form 10-Q for the quarter ended March 31 of such year, in which case the grant date generally shall be the first Monday that follows the date of such filing, or (b) on or after June 1 of such year, in which case the grant date generally shall be the first Monday that follows the date on which we next file an Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

On December 17, 2020, the board approved a non-employee director compensation policy, or the Revised Policy, effective immediately. The purpose of the Revised Policy is to provide a total compensation package that enables us to attract and retain, on a long-term basis, high-caliber directors. The Revised Policy applies to each non-employee who serves on the board. The board approved the Revised Policy in accordance with a recommendation of the board’s compensation committee, which had considered recommendations made by our compensation consultant based in part upon assessments of our director compensation relative to that of a peer group of comparable companies.

The Revised Policy sets forth (a) cash and equity compensation for directors serving during calendar year 2021 and (b) one-time equity compensation for new directors joining the board on or after December 17, 2020. The board reviews and approves director compensation annually and will amend or restate the Revised Policy accordingly.

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Compensation for 2021 Services. Under the Policy, the following terms will apply during calendar year 2021:

•	Cash Compensation. Each non-employee director will be entitled to a cash retainer of $35,000 for service on the board of directors for 2021, except that the Chair of the Board will instead receive a cash retainer of $70,000. In addition, a non-employee director serving on the board’s audit committee, compensation committee, or nominating and corporate governance committee in a non-Chair capacity will be entitled to a cash retainer of $7,500, $5,000 or $3,750, respectively, for services on those committees for the year. The Chair of one of those committees will be entitled to a cash retainer twice the amount payable to other members of that committee. Directors are not entitled to receive attendance fees for any meetings of the board or its committees.

•	Equity Awards. Each non-employee director who is elected (or re-elected) to the board at the Annual Meeting will receive annual equity-based awards under our 2019 Omnibus Incentive Plan having an aggregate value of $80,000, based upon the fair market value of common stock on the grant date and consisting of $40,000 in value of RSUs and $40,000 in value of nonqualified stock options. These awards will be, subject to certain timing exceptions, granted as of the date of the 2021 annual meeting. They will vest immediately prior to our 2022 annual meeting of stockholders (or upon a Change in Control as defined in the 2019 Omnibus Incentive Plan, if earlier).

One-time Equity Award for New Directors. Each non-employee director who is initially elected to the board on or after December 17, 2020 will receive equity awards with an aggregate value of $160,000, which will consist of $80,000 in value of RSUs and $80,000 in value of nonqualified stock options unless otherwise determined by the compensation committee. These awards are to be granted upon commencement of board service. The RSUs will vest on the first, second and third anniversaries of the grant date, and the nonqualified stock options will vest in full immediately prior to second annual meeting of stockholders following the grant (unless the director is first elected at an annual meeting, in which case the nonqualified stock option will vest in full immediately prior to the next annual meeting). All of the RSUs and nonqualified stock options will be subject to accelerated vesting upon a defined change in control.

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Executive Officers

The following table sets forth information, as of May 6, 2021, about our executive officers. Each executive officer serves at the discretion of the board of directors.

EXECUTIVE OFFICERS

Name	Age	Positions and Business Experience
Richard L. Eberly	56	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors” at page 12.
Neil A. Goldman	53

Professional Experience

•

Executive Vice President and Chief Financial Officer since December 2017

•

Executive Vice President-Corporate Development and Chief Financial Officer at J.S. Held LLC, a construction consulting firm, from May 2015 to November 2017

•

Global Finance Director for the Delphi Data Connectivity division of Delphi Corp. (now Aptiv plc), an automotive supplier, from October 2014 to April 2015

•

Executive Vice President-Corporate Development and Chief Financial Officer from 2013 to September 2014, Senior Vice President-Chief Operating and Financial Officer from 2006 to 2013, and Chief Financial Officer from 2005 to 2006 at Unwired Technology LLC, a tier-1 global automotive electronics manufacturer and distributor

•

Chief Financial Officer at EPPCO Enterprises, a mechanics tools manufacturer, from 2003 to 2005

•

Senior Manager at Ernst & Young LLP and its successor Cap Gemini Ernst & Young, LLC, from 1989 to 2002

•

Certified Public Accountant

Education

•

Bachelor of Science degree in Business-Accountancy from Miami (Ohio) University

Javan Esfandiari	54

Professional Experience

•

Executive Vice President and Chief Scientific and Technology Officer since 2004 and Director of Research and Development, from 2000 to 2004

•

Co-founder and Director of Research and Development of Sinovus Biotech AB, a developer of lateral flow technology, from 1997 to 2000

•

Director of Research and Development with On-Site Biotech/National Veterinary Institute, a government agency for veterinary medicine, from 1993 to 1997

Education

•

Master of Science degree in Molecular Biology from Lund University, Sweden

•

Bachelor of Science degree in Clinical Chemistry from Lund University, Sweden

There are no family relationships among our directors and executive officers.

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Executive Compensation

Executive Summary

Historically, we have elected to follow disclosure requirements as a “smaller reporting company,” defined in Item 10(f)(1) of Regulation S-K. However, some investors have asked for fuller explanation regarding pay decisions for executives. We are committed to an open dialogue with stockholders, and this year, although we still qualify as a smaller reporting company and have elected to follow scaled disclosure requirements, we are providing more extensive narrative in an effort to be more transparent.

Despite the operational challenges caused by the COVID-19 pandemic, 2020 was a transformational year for our company. During 2020 we:

•	developed and executed a cost containment program, including retrenching the Malaysian facility and eliminating other positions;

•	developed one of the first COVID-19 antibody tests submitted for regulatory approval in Brazil, Europe and the United States;

•	rapidly redirected and scaled manufacturing production to address demand for COVID-19 testing;

•	successfully managed through two Chief Executive Officer changes;

•	navigated the FDA’s revocation of the DPP COVID-19 IgM/IgG test system and its impact, including preserving regulatory approvals in and delivering additional business in Brazil;

•	managed lender relationships through the downturn in revenue, including obtaining two covenant waivers;

•	developed revised COVID-19 antibody and antigen tests well ahead of schedule;

•	achieved FDA Premarket Approval of the DPP HIV-Syphilis test system;

•	validated automated manufacturing lines;

•	executed on our strategy focused on building our U.S. customer base with recurring revenue from high value diagnostic tests, including expanding our U.S. commercial and marketing infrastructure and building deeper relationships with large national distributors;

•	expanded our relationship with Biomedical Advanced Research and Development Authority, or BARDA, including two grants totaling approximately $13.3 million, as follows:

○	COVID-19 antigen test system: In July 2020 we received a $628,071 grant to assist us in developing, submitting and obtaining an emergency use authorization, or EUA, application for a COVID-19 point-of-care antigen system using DPP technology. In October 2020, with BARDA’s support in accordance with its grant, we submitted to the FDA an EUA application for the DPP SARS-CoV-2 Antigen System, a test system that consists of a DPP SARS-CoV-2 Antigen test cartridge, a DPP Micro Reader optical analyzer and a minimally invasive nasal swab. In December 2020 we received a $12.7 million grant from BARDA, in part to support preparation, submission, and approval of FDA 510(k) clearance for the DPP SARS-CoV-2 Antigen System. In January 2021 the FDA notified us that it was declining to review the DPP SARS-CoV-2 Antigen System based on its updated prioritization guidance, under which review of the system was not a priority. The FDA has supplementally advised us of the type and nature of information it would need to receive in a subsequent EUA application in order for the DPP SARS-CoV-2 Antigen System to be prioritized for review.

○	COVID-19 and Influenza respiratory antigen panel test system: BARDA’s $12.7 million grant in December 2020 also supported our development, submission and receipt of an EUA for a rapid, multiplex respiratory antigen panel point-of-care test system using DPP technology. We are currently seeking to develop and conduct clinical trials of the DPP Respiratory Antigen Panel, a test system being designed to provide simultaneous, discrete and differential detection of Influenza A, Influenza B and SARS-CoV-2 antigens from a single patient respiratory specimen, such as a nasal swab, in approximately 20 minutes. The system is intended to enable appropriate clinical management of patients with suspected respiratory infections and to assist in the containment of COVID-19 cases during the flu season. This test system is expected to provide results in approximately 20 minutes and to be run on the DPP Micro Reader.

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In light of the foregoing achievements in 2020, the compensation committee awarded the NEOs, as identified under “-Summary Compensation Table” below, a bonus payout equal to 100% of their target bonus opportunities. Although 2020 bonus payouts were based on a discretionary assessment of performance, primarily due to a formal bonus program not being approved as a result of the uncertainty around the impact of COVID-19 on our business operations, the compensation committee did, with the assistance of our independent compensation consultant Pearl Meyer, approve a formulaic bonus structure for 2021. The board of directors believes that the compensation committee’s adoption of a more formulaic approach to annual bonus determinations, together with our introduction of an annual equity program, appropriately addressed stockholder concerns regarding formalization of our incentive program structure.

For 2021 annual cash bonus payouts will be determined based on achievement of weighted metrics with respect to revenue, Adjusted EBITDA and specified organizational goals aligned with our strategic plan. In addition to achievement of these corporate goals, annual cash bonus payouts will be subject a performance adjustment (either up or down) based on a NEO’s respective individual contributions to the achievement of the corporate performance outcomes. On an overall basis, target cash compensation (base salary and target annual cash bonuses) approaches, but continues to be below, the median at similarly-sized companies in our sector.

With respect to our long-term incentive program, the compensation committee adopted Pearl Meyer’s recommendation to grant equity awards approaching the market median at similarly-sized companies in our sector and 2021 equity grants were delivered as follows: 60% stock options and 40% time-vested RSUs. The structure is consistent with that of comparable companies, and a 2021 grant value approaching the market median appropriately balances a recognition of our performance in 2020 and a desire to align the compensation of the executive team with future value creation.

At our 2020 Annual Meeting on July 28, 2020, 69% of the votes were cast in favor of our fiscal year 2019 “say on pay” proposal. In response to direct shareholder feedback regarding the disclosure of our compensation programs and the determination of our annual bonus payouts we have:

•	enhanced our disclosure beyond what is required for smaller reporting companies in an effort to be more transparent; and

•	adopted a formulaic annual bonus design, with the assistance of our compensation consultant. For 2021, our annual bonus program will be based on revenue (60%), EBITDA (10%) and pre-determined organizational goals (30%).

Following a review of market benchmarks in 2020, it was determined that 2020 compensation and 2021 compensation approaches the market median, but continues to be below similarly-sized companies. We continue to believe that a performance-based compensation program that is calibrated to market median balances shareholder interests with our ability to attract and engage our executives.

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Summary Compensation Table

As noted above, we are eligible, and have chosen, to comply with the scaled executive and director compensation disclosure rules applicable to a “smaller reporting company,” as defined in applicable SEC rules.

The following table provides information concerning the compensation paid for 2020 and 2019 to our “named executive officers” as of December 31, 2020, who consisted of our former Chief Executive Officer and President and our next two most highly compensated executive officers during 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)	Total ($)
Richard L. Eberly	2020	$315,385	$158,333	$551,270	—	$ —	$1,024,988
Chief Executive Officer and President
Neil A. Goldman	2020	310,000	155,000	133,689	171,465	4,931(4)	775,085
Executive Vice President and Chief Financial Officer	2019	319,039	23,767	—	—	4,130	347,026
Javan Esfandiari	2020	365,040	182,520	157,410	201,887	9,961(5)	916,818
Executive Vice President and Chief Science and Technology Officer	2019	373,299	27,983	—	—	8,697	410,009
John J. Sperzel III(6)	2020	—	—	—	—	989,519(7)	989,519
Former Chief Executive Officer and President	2019	463,846	—	2,175,000	—	—	2,638,877
(1)	Reflects the aggregate grant date fair value of any RSUs and stock options granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive Plans to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. This amount does not reflect the actual economic value that will ultimately be realized by each NEO.

(2)	Consists of (a) in the case of Messrs. Goldman and Esfandiari, a performance stock unit award that may vest on December 31, 2022, depending on the total shareholder return of our company as compared to that of certain peer companies, subject to continued service through the vesting date; and (b) in the case of Mr. Eberly, RSUs granted pursuant to his employment agreement that vest over three years, with one-third vesting on each of March 16, 2021, 2022 and 2023, subject to continued service through each vesting date.

(3)	Consist of option awards exercisable for common stock. The option awards are scheduled to vest and become exercisable over three years, with one-third vesting on each of March 16, 2021, 2022 and 2023, subject to continued service through each vesting date.

(4)	Consists of matching contributions to 401(k) plan.

(5)	Consists of matching contributions to 401(k) plan and automobile allowance.

(6)	Mr. Sperzel resigned as our Chief Executive Officer and President effective as of January 3, 2020. For additional information, including severance benefits paid to Mr. Sperzel, see “—Employment Agreements” below.

(7)	Consists of a severance payment over twelve months pursuant to Mr. Sperzel’s Separation and Release Agreement. For additional information, see “—Employment Agreements” below.

Narrative Explanation of the Summary Compensation Table

The compensation paid to the NEOs consists of the following components:

•	base salary;

•	performance-based annual cash bonuses;

•	long-term incentive compensation in the form of RSUs and stock options; and

•	benefits consisting principally of housing subsidies and health and welfare plan contributions.

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Annual Performance Evaluations

On an annual basis, the compensation committee and any other non-employee directors evaluate the performance of the Chief Executive Officer, based on our overall performance. The Chief Executive Officer evaluates the performance of the other NEOs against their respective predetermined performance objectives. Annual performance objectives for the NEOs are established at the beginning of the applicable year and generally include two parts: (a) our overall target financial objectives; and (b) individual objectives in the functional areas for which the executive is responsible. For each NEO, these objectives are then weighted to reflect their relative importance to our company and the executive’s functional responsibilities.

We did not have an established bonus policy for the NEOs generally for 2020. The compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on the achievement of individual NEO performance, our business performance (including revenues and profits, without specified targets), and development generally.

In light of numerous changes and developments during 2020, many of which could not be foreseen as of the beginning of 2020, and the individual performance of NEOs during 2020, in 2021 the compensation committee awarded discretionary bonuses to Richard Eberly in the amount of $158,333, Neil Goldman in the amount of $155,000, and Javan Esfandiari in the amount of $182,520.

Prior to 2020, we did not typically grant stock options to NEOs on an annual basis. From time to time, however, we did grant stock options, when appropriate, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase covered shares at a price equal to the fair market value on the date of grant. In some cases, we attach performance criteria to the vesting of the stock options. For 2020, the compensation committee approved option grants as discussed above under “—Executive Summary.” See also “—Outstanding Equity Awards at December 31, 2020” below.

On February 20, 2020, the board of directors adopted Equity Award Grant Guidelines, or the Grant Guidelines, in the form recommended by the compensation committee. The Grant Guidelines are intended to establish procedures for granting of equity-based awards that minimize the opportunity – or the perception of an opportunity – for us to time an equity award grant in a manner that could take advantage of any material nonpublic information or could result in an assertion that the equity award has been are priced at a value less than the fair market value of common stock on the grant date. Under the Grant Guidelines, the compensation committee generally is to consider and, if approved, grant equity awards to our employees once annually during the first quarter of the fiscal year, on the first Monday that follows the date on which we file our Annual Report on Form 10-K. The Grant Guidelines contemplate that the compensation committee may, from time to time, determine that it is in our best interests to deviate from the foregoing terms with respect to the grant of an equity award, in which case such Equity Award must be reviewed and approved by the board.

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Outstanding Equity Awards at December 31, 2020

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2020:

		Option Awards				Stock Awards
Name		Number of Securities Underlying Unexercised Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested(#)	Market Value of Shares or Units of Stock that have not Vested
Richard L. Eberly	(1)(5)	—	—	—	—	233,589	$1,139,914
Neil A. Goldman	(2)(6)	125,000	—	$7.04	12/18/2024	—	—
	(2)(7)	—	159,725	2.36	3/15/2027	—	—
	(3)(8)	—	—	—	—	10,362	50,567
	(4)(9)	—	—	—	—	71,876	350,745
Javan Esfandiari	(2)(10)	20,000	—	5.64	3/11/2021	—	—
	(3)(7)	—	188,064	2.36	3/15/2027	—	—
	(4)(8)	—	—	—	—	12,964	63,216
	(1)(9)	—	—	—	—	84,628	412,990
John J. Sperzel III	(11)	—	—	—	—	—	—

(1)	RSUs subject to vesting, to acquire common stock.
(2)	Options exercisable, subject to vesting, to acquire common stock.
(3)	Restricted stock award, or RSA.
(4)	Performance stock units, or PSU, subject to vesting, to acquire common stock
(5)	RSU was granted on March 16, 2020. RSU vests over three years, with one-third vesting on each of the first, second and third anniversary of the grant date, subject to continued service through each vesting date.
(6)	Option was granted on December 18, 2017. Option was fully vested and exercisable as of December 18, 2020.
(7)	Option was granted on March 16, 2020. Option vests and becomes exercisable over three years, with one-third vesting on each of the first, second and third anniversary of the grant date, subject to continued service through each vesting date.
(8)	RSA was granted on October 9, 2018. RSA vests over three years, with one third of the RSA vests on each of the first, second and third, anniversary of the grant date, subject to continued service through each vesting date.
(9)	PSU was granted on March 16, 2020. PSU shall vest in equal installments on a daily basis beginning on the first anniversary of the grant date. The number of shares of common stock awarded upon vesting of the PSU depends on the total shareholder return of our company as compared to that of certain peer companies, subject to continued service through the vesting date.
(10)	Option was granted on March 11, 2016. Option was fully vested and exercisable as of March 11, 2019.
(11)	Mr. Sperzel’s employment as Chief Executive Officer and President ended effective January 3, 2020, and he had no outstanding equity awards as of December 31, 2020.

For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “—Employment Agreements” below.

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Employment Agreements

Richard L. Eberly

Effective as of March 16, 2020, we entered into an employment agreement with Richard Eberly to serve as our Chief Executive Officer and President. The employment agreement provides for our at-will employment of Mr. Eberly as our Chief Executive Officer and President for an initial term commencing March 16, 2020 and expiring December 31, 2021. The term will extend automatically for additional calendar years as of each January 1 (commencing January 1, 2022), unless either party delivers, by no later than the immediately preceding October 1 (initially October 1, 2021), a written notice to the other party that the term will not be extended. Under the terms of the employment agreement, we will pay Mr. Eberly an annual base salary of $400,000, which amount is subject to annual review by the compensation committee and may be increased, but not decreased. In accordance with the terms of the employment agreement, we granted to Mr. Eberly on March 16, 2020 an RSU, award covering 233,589 shares of common stock. Subject to Mr. Eberly’s continued service with us, the RSU award will vest in three equal installments as of March 16 of each of 2021, 2022 and 2023, except that vesting will accelerate in full upon the occurrence of a Change in Control or upon his death or Permanent Disability (each such capitalized term as defined in the employment agreement). If Mr. Eberly’s employment is terminated or not renewed by us without Cause or by Mr. Eberly for Good Reason (each such capitalized term as defined in the employment agreement), the RSU award will vest in full and, in addition, we will be required to pay to Mr. Eberly a lump sum amount equal to his base salary and a pro rata bonus amount, each with respect to the year in which the termination occurs.

Neil A. Goldman

Effective as of December 18, 2017 and as amended on January 21, 2019, we entered into an employment agreement with Neil Goldman to serve as our Chief Financial Officer and Executive Vice President. In the event Mr. Goldman’s employment is terminated by reason of Disability or for Cause (each as defined in the employment agreement), or due to Mr. Goldman’s resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, will cease as of his termination date, and Mr. Goldman will receive no severance benefits. If we terminate Mr. Goldman’s employment without Cause or Mr. Goldman terminates his employment for a Reasonable Basis (as defined in the employment agreement), which includes involuntary termination within a six-month period upon a Change in Control (as defined in the employment agreement), then we will be required to pay Mr. Goldman his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Goldman’s employment agreement also contains provisions prohibiting Mr. Goldman from (i) soliciting our employees for a period of twenty-four months following his termination, (ii) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (iii) except where termination is involuntary upon a Change in Control, for a period of twelve months following termination of Mr. Goldman’s employment agreement (or for a period of six months after termination if Mr. Goldman is not entitled to severance under his employment agreement), competing with us. Mr. Goldman’s employment agreement continued in effect through December 31, 2019, and commencing on January 1, 2020 and each January 1 thereafter, the term will be automatically extended for one additional year.

Javan Esfandiari

Effective as of March 5, 2016 and as amended on March 20, 2019, we entered into an employment agreement with Javan Esfandiari to continue as our Chief Scientific & Technology Officer and Executive Vice President for an additional term through December 31, 2021. In the event Mr. Esfandiari’s employment is terminated by reason of Disability or for Cause, (as defined in the employment agreement), or due to Mr. Esfandiari’s resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, will cease as of his termination date, and Mr. Esfandiari will receive no severance benefits. If Mr. Esfandiari’s employment agreement is terminated by us without Cause, or if Mr. Esfandiari terminates his employment agreement for a Reasonable Basis(as defined in the employment agreement), including within 12 months of a Change in Control (as defined in the employment agreement), we will be required to pay his base salary

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and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Esfandiari’s employment agreement also contains provisions prohibiting Mr. Esfandiari from (a) soliciting our employees for a period of 24 months following his termination, (b) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (c) except where termination is involuntary upon a “Change in Control,” for a period of twelve months following his termination, competing with us.

John J. Sperzel III

Effective as of March 13, 2017, we entered into an employment agreement with John Sperzel, which we refer to as the Sperzel Employment Agreement, to serve as Chief Executive Officer for a term of three years. Under the Sperzel Employment Agreement:

•	if Mr. Sperzel’s employment were to be terminated by reason of disability or for Cause, (as defined in the employment agreement), all compensation, including his base salary, his right to receive a performance bonus, and the vesting of any unvested equity awards, would cease as of his termination date and he would receive no severance benefits; and

•	we would be required to pay Mr. Sperzel severance benefits that included continued base salary for twelve months, a pro rata annual bonus (based on actual performance), continued payment of our monthly share of health insurance premiums for twelve months, and accelerated vesting of his outstanding equity awards if:

○	Mr. Sperzel’s employment were to be terminated by us without Cause or by Mr. Sperzel for a Reasonable Basis (as defined in the employment agreement, which included involuntary termination within a six-month period upon a defined change of control of Chembio); or

○	we and Mr. Sperzel did not enter into a new employment agreement prior to expiration of the Sperzel Employment Agreement for any reason.

The Sperzel Employment Agreement contained provisions prohibiting Mr. Sperzel from (i) soliciting our employees for a period of two years following his termination, (ii) soliciting our customers, agents and other sources of distribution for a period of one year following his termination, and (iii) except where termination is involuntary upon a defined change in control, engaging or participating in any business that directly competes with our business activities in any market in which we are in business or plan to do business during the period in which he is entitled to severance, or for a period of six months if he is not entitled to severance payments under his employment agreement.

Effective as of January 7, 2020, we entered into a Separation and Release Agreement with Mr. Sperzel, which we refer to as the Separation Agreement, under which Mr. Sperzel’s resignation was deemed effective as of 5 p.m. (Eastern time) on January 3, 2020. The Separation Agreement provided for our payment to Mr. Sperzel of unpaid base salary and unreimbursed business expenses through his separation date, together with a severance payment of $1,000,000 payable over twelve months, as would have been required under the Sperzel Employment Agreement as the result of a replacement employment agreement with Mr. Sperzel not being executed. In consideration for the severance payment, Mr. Sperzel agreed to: (a) release claims in favor of our company and our subsidiaries and affiliated companies; (b) consult with us on transition matters for ninety days; (c) comply with various restrictive covenants, including a perpetual nondisparagrement covenant, a perpetual confidentiality covenant, a covenant not to solicit our employees for two years, a covenant not to interfere with our customers and business partners for one year, and a covenant not to compete with our business activities for one year; and (d) assist us in connection with any litigation or other disputes. As described in the preceding paragraph, under the Sperzel Employment Agreement, we were obligated to pay certain severance benefits to Mr. Sperzel if we did not enter into a new employment agreement with him by March 13, 2020. Those severance benefits under the Sperzel Employment Agreement included continued base salary for twelve months, a pro rata annual bonus (based on actual performance), continued payment of our monthly share of health insurance premiums for twelve months, and accelerated vesting of his outstanding equity awards. Under the Separation Agreement, Mr. Sperzel agreed that none of his 440,631 restricted shares of common stock and none of his unvested options to acquire 8,333 shares of common stock would accelerate, notwithstanding the terms of the Sperzel Employment Agreement. Mr. Sperzel filed suit in the United States District Court in the Eastern District of New York asserting a right to exercise certain options to purchase, for an aggregate exercise price of $943,126, a

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total of 266,666 shares of common stock that were vested when he resigned on January 3, 2020. Under their terms, those options were exercisable for a period of thirty days after his service to our company ended. The compensation committee of the board, acting in its discretion in accordance with the terms of the underlying equity incentive plans, has determined that Sperzel’s attempt to exercise the options following the thirty day period was not valid. The United States District Court in Maine had previously dismissed Sperzel’s lawsuit for lack of personal jurisdiction in Maine. We intend to vigorously defend against any claim by Mr. Sperzel that he continues to have a right to exercise any options.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 with respect to shares of common stock that may be issued under equity plans and standalone option grants:

COMMON STOCK ISSUABLE UNDER EQUITY PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	1,311,222	(1)	$4.12	1,506,226	(2)
Equity compensation plans not approved by stockholders	233,589	(3)	—	—
Totals	1,544,811		3.50	1,506,226

(1)	Consists of 56,000 shares to be issued under the 2008 Stock Incentive Plan, 230,659 shares to be issued under the 2014 Stock Incentive Plan and 1,024,563 shares to be issued under the 2019 Omnibus Incentive Plan.
(2)	Consists of shares available under the 2019 Omnibus Incentive Plan.
(3)	Consists of 233,589 shares issued as an inducement grant under our employment agreement with Richard L. Eberly.

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Accounting Matters

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to us by E&Y, our current independent auditor, for professional services rendered for the fiscal year ended December 31, 2020 and the aggregate fees billed to us by BDO, our former independent auditor, for professional services rendered for the fiscal year ended December 31, 2019 and the interim period ended March 27, 2020:

	2020			2019
	E&Y	BDO	Total	E&Y	BDO	Total

Audit Fees(1)	$417,650	$364,830	$782,480	$ —	$292,500	$292,500
Audit-related Fees(2)	—	10,000	10,000	—	83,500	83,500
Tax Fees(3)	37,080	1,500	38,580	—	15,375	15,375
All Other Fees	—	—	—	—	—	—
Total Fees	$454,730	$376,330	$831,060	$ —	$391,375	$391,375

(1)	Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.
(2)	Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.
(3)	Includes services for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The audit committee approves in advance all audit and non-audit services performed by the independent registered public accounting firm. There are no other specific policies or procedures relating to the pre-approval of services performed by the independent registered public accounting firm.

Report of Audit Committee

The Audit Committee of the board of directors consists entirely of members who meet the independence requirements of Nasdaq and the rules and regulations of the SEC, as determined by the board of directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Chembio Diagnostics, Inc., or Chembio. The Audit Committee operates under a written charter approved by the board. A copy of the current charter is available on Chembio’s website at https://chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a.

Management is responsible for Chembio’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Chembio’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Chembio’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, the internal audit group, and the independent auditor. Audit Committee members do not serve as professional accountants or auditors for Chembio, and their functions are not intended to duplicate or certify the activities of Chembio’s management or independent auditor.

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Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and Ernst & Young LLP, or E&Y, the independent auditor of Chembio, to review and discuss the December 31, 2020 audited consolidated financial statements. Management represented that Chembio had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with E&Y the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee received from E&Y the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with E&Y that firm’s independence. The Audit Committee also considered whether E&Y’s provision of non-audit services and the audit and non-audit fees paid to E&Y were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that E&Y has the requisite independence.

Management completed the documentation, testing and evaluation of Chembio’s system of internal control over financial reporting as of December 31, 2020 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and E&Y at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Chembio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020,or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Chembio’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by E&Y and also included in the Form 10-K. E&Y’s report included in the Form 10-K related to its audit of Chembio’s consolidated financial statements.

Based upon the Audit Committee’s discussions with management and E&Y and the Audit Committee’s review of the information provided by, and the representations of, management and E&Y, the Audit Committee recommended to the board of directors that the audited consolidated financial statements as of and for the fiscal year ended December 31, 2020 be included in Chembio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The Audit Committee selected E&Y as Chembio’s independent auditor for the fiscal year ending December 31, 2021, and recommended that the selection be submitted for ratification by the stockholders of Chembio.

Audit Committee

John G. Potthoff, Chair

David W.K. Acheson

David W. Bespalko

Katherine L. Davis

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Stockholder Proposals for 2022 Annual Meeting

In order for stockholder proposals for the 2022 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and the form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Secretary, no later than January 13 , 2022, which is 120 calendar days prior to the anniversary of the date of the initial release of this Proxy Statement to our stockholders. If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the date of the 2021 Annual Meeting of Stockholders, however, the deadline will be a reasonable time before we begin to print and send our proxy materials for the 2021 Annual Meeting of Stockholders. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.

Our Policies and Procedures for Stockholder Nominations to the Board of Directors set forth the procedures you must follow in order to nominate a director for election In addition to any other applicable requirements, for a stockholder to properly bring business before the 2022 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Secretary, no later than the close of business on February 25, 2022, which is 120 calendar days prior to the anniversary of the date of the previous year’s annual meeting of stockholders. A copy of our Policies and Procedures for Stockholder Nominations to the Board of Directors is available at https://chembio.com/investors/corporate-governance/.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver one Notice of Internet Availability to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the Notice of Internet Availability was delivered may request a separate Notice of Internet Availability, or a separate copy of the 2020 Annual Report and this Proxy Statement, by calling Alliance Advisors at +1.877.777.2857, or sending a letter to Shareholder Services at Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788, to the attention of our Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.

Other Matters

We will pay all expenses of preparing, printing and mailing, and making available over the Internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors. Alliance Advisors will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $24,500 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission.

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Appendix A

CHEMBIO DIAGNOSTICS, INC.

2019 OMNIBUS INCENTIVE PLAN

Chembio Diagnostics, Inc., a Nevada corporation, sets forth herein the terms of its 2019 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1

Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2

Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.

2.3

Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4

Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

2.5

Board” means the Board of Directors of the Company.

2.6

Change in Control” shall have the meaning set forth in Section 14.3.2.

2.7

Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8

Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.9

Company” means Chembio Diagnostics, Inc., a Nevada corporation, or any successor corporation.

2.10

“Common Stock” or “Stock” means a share of common stock of the Company, par value $0.01 per share.

2.11

“Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12

“Effective Date” means June 18, 2019, the date the Plan was approved by the Company’s stockholders.

2.13

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14

“Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, -or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.15

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16

“Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17

“Grantee” means a person who receives or holds an Award under the Plan.

2.18

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19

“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.20

“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21

“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22

“Option Price” means the exercise price for each share of Stock subject to an Option.

2.23

“Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

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2.24

“Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.25

“Plan” means this Chembio Diagnostics, Inc. 2019 Omnibus Incentive Plan, as amended from time to time.

2.26

“Predecessor Plan” means the Chembio Diagnostics, Inc. 2014 Stock Incentive Plan.

2.27

“Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28

“Restricted Period” shall have the meaning set forth in Section 10.1 hereof.

2.29

“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30

“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31

“SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32

“SEC” means the United States Securities and Exchange Commission.

2.33

“Section 409A” means Section 409A of the Code.

2.34

“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35

“Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36

“Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37

“Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.38

“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41

“Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42

“Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

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3.	ADMINISTRATION OF THE PLAN

3.1       General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)         designate Grantees;

(ii)        determine the type or types of Awards to be made to a Grantee;

(iii)       determine the number of shares of Stock to be subject to an Award;

(iv)       establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)        prescribe the form of each Award Agreement; and

(vi)       amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2       No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a

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“repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3       Clawbacks.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4       Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company, and (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant); provided, that, the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 14); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

3.5       Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.6       No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.7       Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1       Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 4,650,000 . In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

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4.2       Share Counting

4.2.1       General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2       Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3       Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4       Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above. In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above. Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5       Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3       Award Limits

4.3.1        Incentive Stock Options.

Subject to adjustment under Section 14, 4,650,000 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1       Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2       Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the

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extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment of Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1       Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2       Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3       Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1       Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

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8.2       Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3       Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4       Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5       Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6       Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7       Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

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9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1       Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2       Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3       Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4       Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)       the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)       the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1       Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2       Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to

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the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3       Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4       Rights of Holders of Restricted Stock Units.

10.4.1       Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2       Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3       Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5       Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6       Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1       General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

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11.2       Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3       Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4       Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	OTHER STOCK-BASED AWARDS

12.1       Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

12.2       Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.	REQUIREMENTS OF LAW

13.1       General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall

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have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2       Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.	EFFECT OF CHANGES IN CAPITALIZATION

14.1       Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2       Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall

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remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

14.3       Change in Control

14.3.1       Consequences of a Change in Control

In the event of a Change in Control of the Company, the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more of the following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price or SAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable.

14.3.2       Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

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14.4       Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1       Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2       Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3       Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates). The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his

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or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4       Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5       Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

16.6       Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7       Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8       Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9       Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10 Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

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16.11 Transferability of Awards.

16.11.1       Transfers in General.

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.11.2       Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12 Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

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Appendix B

2021 Annual Meeting of Stockholders

Rules of Conduct and Procedures

Welcome to the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Chembio Diagnostics, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:

1.	The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.

2.	The Company’s Chair of the Board will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess or expedite the Annual Meeting or may take any other action that he determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedures, the Chair is authorized to address the question in the manner she determines, in her reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.

3.	Participation in the Annual Meeting, including listening, voting shares and submitting questions, will be limited to registered stockholders and proxyholders.

4.	Participants must register in advance to attend the Annual Meeting virtually by visiting viewproxy.com/Chembio/2021 prior to the deadline of 11:59 p.m., Eastern time, on June 22, 2021. You will need to enter your name, phone number, mailing address as it appears on your proxy card and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation.

5.	Each stockholder of record as of 5 p.m., Eastern time, on May 6, 2021 who has registered by the July 22, 2021 deadline may log into the webcast by entering the unique join link and password mailed to such stockholder upon registration. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.

6.	The Meeting will begin at 10 a.m., Eastern time, on June 25, 2021. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the four proposals set forth in the Proxy Statement. These proposals will be considered sequentially at the Annual Meeting, in the order they are enumerated and set forth in the Proxy Statement.

7.	If a stockholder has a question about one of the agenda matters that is to be voted on at the Annual Meeting as set forth in the Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matters are presented for consideration at the Annual Meeting. We will answer questions on any matters set forth in the Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter then being discussed, as determined by the Chair in her reasonable judgment.

8.	Following adjournment of the formal business of the Annual Meeting, the Chair will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions as time allows from stockholders regarding the Company. The following rules will apply to this process:

a.	To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. Questions being addressed will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.

b.	In addressing questions:

i.	Questions from multiple stockholders related to the same topic, or that are otherwise related, may be grouped and answered together.

ii.	Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.

iii.	If more questions are presented than time permits to be answered, the Chair shall determine which questions will be addressed in her reasonable discretion.

c.	The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:

i.	are not relevant or pertinent to the business of the Company;

ii.	are related to material non-public information of the Company;

iii.	are related to financial or operating results of the Company for the second quarter of 2021 or the current third quarter;

iv.	are related to pending or threatened litigation or investigations;

v.	are in furtherance of a stockholder’s personal or business interests;

vi.	are repetitious of statements made by another stockholder;

vii.	are related to personal grievances;

viii.	include derogatory references to individuals or are otherwise in bad taste; or

ix.	are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in her reasonable judgment.

9.	If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investor@chembio.com.

10.	Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at https://chembio.com/investors/calendar-of-events/ within approximately 24 hours after the completion of the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2022. The webcast playback will include each stockholder question addressed during the Annual Meeting.

11.	A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.

THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.

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CHEMBIO DIAGNOSTICS, INC.

CHEMBIO DIAGNOSTICS, INC.

Proxy Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Richard L. Eberly and Neil A. Goldman or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Chembio Diagnostics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern time on June 25, 2021 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register in advance by visiting *viewproxy.com/Chembio/2021* prior to the deadline of 11:59 p.m. Eastern time on June 22, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting and vote your shares by following the unique link and password delivered to you via email following your registration.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

The 2021 Proxy Statement and 2020 Annual Report to Stockholders are available at *viewproxy.com/Chembio/2021*

Please mark votes as in this example ☒

1. To elect the following five directors:

Nominees:	FOR all nominees	WITHHOLD AUTHORITY for all nominees	FOR all nominees except as noted:
01 David W.K. Acheson 02 David W. Bespalko 03 Katherine L. Davis 04 Richard L. Eberly 05 John G. Potthoff	☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee, strike-out the name of that nominee by putting a line through that nominee's name in the above list.

2. Approval of amendment to 2019 Omnibus Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. Advisory vote on 2020 executive compensation.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR EACH OF PROPOSALS 1-4. UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE AND VOTED "FOR" EACH OF PROPOSALS 2-4. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO THOSE MATTERS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EVEN IF YOU PLAN TO PARTICIPATE IN THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE BY ONE OF THE METHODS SHOWN ON THE OTHER SIDE OF THIS PROXY CARD. YOUR SIGNATURE BELOW OR OTHER TRANSMISSION OF YOUR VOTING INSTRUCTIONS ACKNOWLEDGES PRIOR RECEIPT OF THE NOTICE OF MEETING, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS.

Number of voting shares:

Date______________________________

Signature______________________________

Signature ______________________________
(Joint Owners)

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend this meeting: ☐

VIRTUAL CONTROL NUMBER

→ ☐

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

VIRTUAL CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting

VOTE BY INTERNET

Before the Meeting: Go to *www.FCRVote.com/CEMI*

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on June 24, 2021. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

During the Meeting: Use the unique link delivered to you via email following your registration

In order to attend the meeting and vote during the meeting, you must register in advance by visiting *viewproxy.com/Chembio/2021* prior to the deadline of 11:59 p.m. Eastern time on June 22, 2021. Upon completing your registration, you will receive further instructions via email, including your unique link and password that will allow you to access the meeting. Have your proxy card available when you access the meeting website and follow the instructions.

VOTE BY TELEPHONE

Call 1 (866) 402-3905

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on June 24, 2021. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

VOTE BY MAIL

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.